UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2026

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Connaught House, 1 Burlington Road
Dublin 4, Ireland D04 C5Y6
(Address of principal executive offices)

Registrant’s telephone number, including area code: + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.01 par value	ALKS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Term Loan Credit Facilities

On August 12, 2026, Alkermes plc (the “Company”) entered into Amendment No. 1 to Credit Agreement (the “Amendment”), which amends the Credit Agreement, dated as of February 12, 2026 (the “Credit Agreement”), among the Company, as the TopCo Borrower, Alkermes, Inc., as the U.S. Borrower, Alkermes Finance LLC, as the U.S. Co-Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, Joint Lead Arranger and Joint Bookrunner, BofA Securities, Inc., as Joint Lead Arranger and Joint Bookrunner, and the lenders party thereto.

The Credit Agreement provides for a senior secured term loan A facility (the “TLA Facility”) in an outstanding principal amount of $745,312,500.00 and a senior secured term loan B facility (the “TLB Facility”) in an outstanding principal amount of $773,062,500. The TLA Facility matures on February 12, 2031 and the TLB Facility matures on August 12, 2031.

The Amendment reduces the interest rate spread (i) under the TLA Facility by 0.75% and (ii) under the TLB Facility by 0.50%, among other changes. After giving effect to the Amendment, borrowings under the TLA Facility will bear interest at an annual rate of, at our option, either (i) the Term SOFR Rate (as defined in the Credit Agreement), plus a Secured Net Leverage Ratio (as defined in the Credit Agreement)-based margin, ranging from 1.75% to 2.25% per annum, or (ii) the Alternate Base Rate (as defined in the Credit Agreement) plus a Secured Net Leverage Ratio-based margin, ranging from 0.75% to 1.25% per annum. Borrowings under the TLB Facility will bear interest at an annual rate of, at our option, either (i) the Term SOFR Rate plus a margin of 2.25% per annum, or (ii) the Alternate Base Rate plus a margin of 1.25% per annum.

The foregoing description of certain provisions of the Amendment and the underlying Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01, and the Credit Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 12, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1

Amendment No. 1 to Credit Agreement, dated as of August 12, 2026 by and among Alkermes plc, as the TopCo Borrower, Alkermes, Inc., as the U.S. Borrower, Alkermes Finance LLC, as the U.S. Co-Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the arrangers and lenders party thereto.

104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: August 12, 2026	By:	/s/ David J. Gaffin
David J. Gaffin
Secretary